EXHIBIT (M)(2)

                  SCHEDULE OF FUNDS TO NORTH TRACK 12B-1 PLAN

                          CLASS A (OR CLASS X) SHARES

EXHIBIT A
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     Rule 12b-1 service fees are expressed as a percentage of the relevant
Fund's average daily net assets.

     1.   Tax-Exempt Fund (Class A)
          Service Fee: 0.25 of 1%

     2.   Government Fund (Class A)
          Service Fee: 0.25 of 1%

     3.   S&P 100 Plus Fund (Class A)
          Service Fee: 0.25 of 1%

     4.   Achievers Fund (Class A)
          Service Fee: 0.25 of 1%

     5.   PSE Tech 100 Index Fund (Class A)
          Service Fee:  0.25 of 1%

     6.   Managed Growth Fund (Class A)
          Service Fee: 0.25 of 1%

     7.   Cash Reserve Fund (Class X)
          Service Fee:  0.15 of 1%

     8.   Wisconsin Tax-Exempt Fund (Class A)
          Service Fee:  0.25 of 1%

     9.   Dow Jones U.S. Health Care 100 Plus Fund (Class A)
          Service Fee:  0.25 of 1%

     10.  Dow Jones U.S. Financial 100 Plus Fund (Class A)
          Service Fee:  0.25 of 1%

EXHIBIT B
---------

                                 CLASS B SHARES

     Rule 12b-1 service and distribution fees are expressed as a percentage of the relevant Fund's average daily net assets.

     1.   S&P 100 Plus Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     2.   Achievers Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     3.   PSE Tech 100 Index Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     4.   Managed Growth Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     5.   Cash Reserve Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     6.   Dow Jones U.S. Health Care 100 Plus Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     7.   Dow Jones U.S. Financial 100 Plus Fund (Class B)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

EXHIBIT C
---------

                                 CLASS C SHARES

     Rule 12b-1 service and distribution fees are expressed as a percentage of the relevant Fund's average daily net assets.

     1.   Government Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     2.   S&P 100 Plus Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     3.   Achievers Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     4.   PSE Tech 100 Index Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     5.   Managed Growth Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     6.   Dow Jones U.S. Health Care 100 Plus Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%

     7.   Dow Jones U.S. Financial 100 Plus Fund (Class C)
          Service Fee: 0.25 of 1%
          Distribution Fee: 0.75 of 1%